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                                                                  Exhibit 10(cc)




                                AMENDMENT NO. 1

                                       TO

                     AMENDED AND RESTATED CREDIT AGREEMENT


         AMENDMENT NO. 1, dated as of August 18, 1999 (this "AMENDMENT"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 27, 1998 (the "CREDIT AGREEMENT"), among THE ELDER-BEERMAN STORES CORP. (the "BORROWER"), the financial institutions listed on the signature pages thereto as lenders (the "LENDERS"), CITIBANK, N.A. as issuing bank (the "ISSUER") and CITICORP USA, INC. as Swing Bank and as agent for the Lenders, the Issuer and the Swing Bank (in that capacity, the "AGENT").

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as provided below; and

         WHEREAS, the Majority Lenders have agreed to such amendments on the conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS. All capitalized terms used but not otherwise defined in this Amendment shall have the meanings assigned thereto in the Credit Agreement.

         SECTION 2. AMENDMENT TO THE CREDIT AGREEMENT. As of the Effective Date, the Credit Agreement shall be amended as follows:

         (a) By deleting in its entirety Section 2.5(b) thereof and inserting in lieu thereof the following:

          "(b) For a period of not less than 45 consecutive days during the three month period commencing on January 1, 2000 and ending on March 31, 2000, the Borrower shall repay the Loans to the extent necessary so that the outstanding principal amount of the Loans does not exceed an aggregate of $10,000,000."


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         (b)    By amending Section 5.1 thereof by deleting the Minimum Fixed
Charge Coverage Ratio of "1.75:1" for each Fiscal Quarter ending February 1, 1999 and thereafter and inserting in lieu thereof a new Minimum Fixed Charge Coverage Ratio of "1.40:1."

         (c) By deleting in its entirety Section 5.2 thereof and inserting in lieu thereof the following:

         "5.2   TOTAL INDEBTEDNESS. The Borrower shall not permit the total outstanding Indebtedness of the Borrower and its Subsidiaries on a consolidated basis, including, without limitation, Average Total Debt, at the end of any Fiscal Quarter commencing with the Fiscal Quarter ending on July 31, 1999 to exceed 5.0 times EBITDA determined on the basis of the four Fiscal Quarters ending on the date of determination."

         (d) By deleting Section 7.3 thereof and inserting in lieu thereof the following:

          "RESTRICTED PAYMENTS. The Borrower shall not and shall not permit any of its Subsidiaries to (i) repurchase any of its Stock, declare or make any dividend, payment or other distribution of assets, properties, cash, rights, obligations or securities on account or in respect of any of its Stock other than dividends paid to the Borrower or any wholly-owned Subsidiary of the Borrower by any Subsidiary of the Borrower, including without limitation to the Borrower by Chargit, except that the Borrower may effect repurchases of its outstanding Stock in compliance with Rule lOb-18 under the Securities Exchange Act of 1934 during the two year period commencing August 16, 1999 for an aggregate consideration of up to $24,000,000 or (ii) purchase, redeem, prepay, defease or otherwise acquire for value or make any payment (other than required interest payments) on account or in respect of any principal amount of Indebtedness for borrowed money, now or hereafter outstanding, except (A) the Loans, (B) the Middletown Lease Payments, (C) in the case of a Subsidiary, payments may be made to the Borrower on account of any Indebtedness owing to the Borrower by such Subsidiary, (D) the Zanesville Bonds, and (E) the Moraine Mortgage."

         SECTION 3. CONSENT. Each Guarantor hereby consents to the terms and conditions of this Amendment and confirms that its Guaranty remains in full force and effect and continues to secure the Obligations pursuant to the terms thereof as amended hereby. Each Pledgor and Grantor (as such terms are defined in the Loan Documents) hereby consents to the terms of this Amendment and confirms that the security interests and liens granted pursuant to the Loan Documents to which it is a party continue to secure the Obligations pursuant to the terms thereof as amended hereby and that such security interests and liens and Loan Documents remain in full force and effect.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and the Agent that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and other Loan Parties and will not violate the


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certificates of incorporation, certificates of formation, by-laws or operating agreements of the Borrower and other Loan Parties; (ii) this Amendment is the legal, valid, binding and enforceable obligation of the Borrower, enforceable against it in accordance with its terms; (iii) the representations and warranties contained in the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and for changes therein permitted or contemplated by the Credit Agreement as amended by this Amendment; and (iv) no Default or Event of Default under the Credit Agreement has occurred and is continuing.

         SECTION 5. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective (the "Effective Date") when, and only when, the Agent shall have received (i) a fee of $225,000 from the Borrower for the account of the Lenders and (ii) counterparts hereof which when taken together shall have been signed by the Borrower, the Guarantors and the Majority Lenders (whether on the same or different counterparts).

         SECTION 6. EFFECT ON THE LOAN DOCUMENTS.

         (a) On and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended hereby.

         (b) Except as specifically amended herein, the Credit Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power and remedy of any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, including, without limitation, a waiver of any rights of any Lender arising out of, or relating to, any Default or Event of Default that has occurred and is continuing.

         SECTION 7. COUNTERPARTS.

         This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         SECTION 8. GOVERNING LAW.

         THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.


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         IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first above written.


                                       BORROWER

                                       THE ELDER-BEERMAN STORES CORP.


                                       By: /s/ Scott J. Davido
                                          ------------------------------
                                          Name:  Scott J. Davido
                                          Title: EVP, CFO


                                       GUARANTORS

                                       THE BEE-GEE SHOE CORP.


                                       By: /s/ Scott J. Davido
                                          ------------------------------
                                          Name:  Scott J. Davido
                                          Title: Senior Vice President
                                                  and Secretary


                                       THE EL-BEE CHARGIT CORP.


                                       By: /s/ Scott J. Davido
                                          ------------------------------
                                          Name:  Scott J. Davido
                                          Title: Senior Vice President
                                                  and Secretary


                                       ELDER-BEERMAN WEST VIRGINIA, INC.


                                       By: /s/ Scott J. Davido
                                          ------------------------------
                                          Name:  Scott J. Davido
                                          Title: Vice President


                                       AGENT

                                       CITICORP USA, INC.


                                       By: /s/ Claudia Slacik
                                          ------------------------------
                                          Name: Claudia Slacik
                                          Title: Vice President


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                                       ISSUER

                                       CITIBANK, N.A.


                                       By: /s/ Claudia Slacik
                                          -------------------------------
                                          Name: Claudia Slacik
                                          Title: Vice President


                                       LENDERS

                                       CITICO USA, INC.


                                       By: /s/ Claudia Slacik
                                          -------------------------------
                                          Name: Claudia Slacik
                                          Title: Vice President


                                       BANK OF AMERICA, N.A.


                                       By: /s/ Walter T. Shellman
                                          -------------------------------
                                          Name: Walter T. Shellman
                                          Title: Vice President


                                       BANK ONE, NA


                                       By: /s/ Michael R. Zaksheske
                                          -------------------------------
                                          Name: Michael R. Zaksheske
                                          Title: Vice President


                                       DRESDNER BANK AG, NEW YORK
                                       AND GRAND CAYMAN BRANCHES


                                       By: /s/ Atty John R. Morrison
                                          -------------------------------
                                          Name: Christopher E. Sarisky
                                          Title: Assistant Vice President

                                          Name: John R. Morrison
                                          Title: Vice President


                                       THE FIRST NATIONAL BANK OF BOSTON


                                       By:            N/A
                                          -------------------------------
                                          Name:
                                          Title:





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                                       FLEET NATIONAL BANK


                                       By: /s/ Kevin J. Chamberlain
                                          -----------------------------------
                                          Name:  Kevin J. Chamberlain
                                          Title: V.P.


                                       NATIONAL CITY COMMERCIAL FINANCE, INC.


                                       By: /s/ Matthew D. Sheets
                                          -----------------------------------
                                          Name:  Matthew D. Sheets
                                          Title: Account Executive





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